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                                                                    Exhibit 99.5

                          NOTICE OF GUARANTEED DELIVERY

                            VON HOFFMANN CORPORATION

                                OFFER TO EXCHANGE

                             ALL OF THE OUTSTANDING
                   10 3/8% SENIOR SUBORDINATED NOTES DUE 2007

                                       FOR

                   10 3/8% SENIOR SUBORDINATED NOTES DUE 2007
                   REGISTERED UNDER THE SECURITIES ACT OF 1933


       This form or one substantially equivalent hereto must be used by registered holders of outstanding 10 3/8% senior subordinated notes due 2007 (the "Old Notes") who wish to tender their Old Notes in exchange for a like principal amount of 10 3/8% senior subordinated notes due 2007 that have been registered under the Securities Act of 1933 (collectively, the "Registered Notes") pursuant to the exchange offer described in the Prospectus dated , 2002 (the "Prospectus") if the holder's Old Notes are not immediately available or if such holder cannot deliver its Old Notes and Letter of Transmittal (and any other documents required by the Letter of Transmittal) to U.S. Bank National Association (the "Exchange Agent") prior to 5:00 p.m., New York City time, on , 2002. This Notice of Guaranteed Delivery may be delivered by hand or sent by facsimile transmission (receipt confirmed by telephone and an original delivered by guaranteed overnight courier) or mail to the Exchange Agent. See "The Exchange Offer--Procedures for Tendering--Guaranteed Delivery Procedures" in the Prospectus.

                  THE EXCHANGE AGENT FOR THE EXCHANGE OFFER IS:

                         U.S. BANK NATIONAL ASSOCIATION

  BY REGISTERED OR CERTIFIED MAIL:              BY HAND OR OVERNIGHT COURIER:
                                                     180 East 5th Street
        180 East 5th Street                          St. Paul, MN 55101
        St. Paul, MN 55101                           New York, NY 10007
Attention: Reorganization Department        Attention: Reorganization Department

                                  BY FACSIMILE:
                                 (651) 244-0711
                      Attention: Reorganization Department

                        (FOR ELIGIBLE INSTITUTIONS ONLY)

                                  BY TELEPHONE:
                                 (651) 244-0721

       DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION VIA A FACSIMILE TRANSMISSION TO A NUMBER OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

       This Notice of Guaranteed Delivery is not to be used to guarantee signatures. If a signature on a Letter of Transmittal is required to be guaranteed by an eligible institution (as defined in the Prospectus), such signature guarantee must appear in the applicable space provided on the Letter of Transmittal for Guarantee of Signatures.

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Ladies and Gentlemen:

       The undersigned hereby tenders to Von Hoffmann Corporation (the "Company") the principal amount of Old Notes indicated below, upon the terms and subject to the conditions contained in the Prospectus, receipt of which is hereby acknowledged.

-------------------------------------------------------------------------------------------------------------------
                                          DESCRIPTION OF NOTES TENDERED
-------------------------------------------------------------------------------------------------------------------
                                     NAME AND ADDRESS OF REGISTERED     CERTIFICATE NUMBER(S)     PRINCIPAL AMOUNT
                                       HOLDER AS IT APPEARS ON THE         FOR OLD NOTES            OF OLD NOTES
NAME OF TENDERING HOLDER                 OLD NOTES (PLEASE PRINT)             TENDERED                TENDERED
---------------------------------    ------------------------------     ---------------------     ----------------

---------------------------------    ------------------------------     ---------------------     ----------------

---------------------------------    ------------------------------     ---------------------     ----------------

---------------------------------    ------------------------------     ---------------------     ----------------

---------------------------------    ------------------------------     ---------------------     ----------------


                                PLEASE SIGN HERE
    X                                                                                 X
      ----------------------------------------------------------------------              ------------------------

    X                                                                                 X
      ----------------------------------------------------------------------              ------------------------

    X                                                                                 X
      ----------------------------------------------------------------------              ------------------------
                                SIGNATURE(S) OF OWNER                                               DATE

           Must be signed by the holder(s) of Old Notes as their name(s) appear(s) on certificates for Old Notes or on a security position listing, or by person(s) authorized to become registered holder(s) by endorsement and documents transmitted with this Notice of Guaranteed Delivery. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below.

                                        PLEASE PRINT NAME(S) AND ADDRESS(ES)


Name(s):
              ----------------------------------------------------------------------------------------------------

              ----------------------------------------------------------------------------------------------------

              ----------------------------------------------------------------------------------------------------

Capacity:
              ----------------------------------------------------------------------------------------------------

              ----------------------------------------------------------------------------------------------------

              ----------------------------------------------------------------------------------------------------

Address(es):
              ----------------------------------------------------------------------------------------------------

              ----------------------------------------------------------------------------------------------------

              ----------------------------------------------------------------------------------------------------

              ----------------------------------------------------------------------------------------------------


/ /    The Depository Trust Company

       (Check if Old Notes will be tendered by book-entry transfer)

       Account Number:
                       -----------------------------------------------

------------------------------------------------------------------------------------------------------------------
                                THE GUARANTEE ON THE FOLLOWING PAGE MUST BE COMPLETED.


                                       2
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                    THE FOLLOWING GUARANTEE MUST BE COMPLETED
                              GUARANTEE OF DELIVERY
                    (NOT TO BE USED FOR SIGNATURE GUARANTEE)

       The undersigned, a member of a recognized signature guarantee medallion program within the meaning of Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended, hereby guarantees to deliver to the Exchange Agent at one of its addresses set forth above, the certificates representing the Old Notes (or a confirmation of book-entry transfer of such Old Notes into the Exchange Agent's account at The Depository Trust Company), together with a properly completed and duly executed Letter of Transmittal (or facsimile thereof), with any required signature guaranteed, and any other documents required by the Letter of Transmittal within three NYSE trading days after the date of execution of this Notice of Guaranteed Delivery.


Name of Firm:
              --------------------------------------          ---------------------------------------------------
                                                                         (AUTHORIZED SIGNATURE)

Address:                                                      Title:
         -------------------------------------------                 --------------------------------------------

                                                              Name:
----------------------------------------------------                 --------------------------------------------
                                          (ZIP CODE)                            (PLEASE TYPE OR PRINT)

                                                              Date:
----------------------------------------------------                 --------------------------------------------
             AREA CODE AND TELEPHONE NO.


NOTE: DO NOT SEND OLD NOTES WITH THIS NOTICE OF GUARANTEED DELIVERY. OLD NOTES SHOULD BE SENT WITH YOUR LETTER OF TRANSMITTAL.